Schwab Annuity Portfolios
Schwab VIT Growth Portfolio

Portfolio Holdings as of March 31, 2020 (Unaudited)
The following are the portfolio holdings as of the report date. For more information, please refer to the fund’s semiannual or annual shareholder reports.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 94.1% of net assets

U.S. Stocks 36.1%
Large-Cap 29.1%
Schwab U.S. Large-Cap ETF	603,109	36,940,427
Small-Cap 7.0%
Schwab U.S. Small-Cap ETF	173,037	8,914,866
		45,855,293

International Stocks 34.2%
Developed-Market Large-Cap 21.2%
Schwab International Equity ETF	1,039,192	26,852,721
Developed-Market Small-Cap 5.0%
Schwab International Small-Cap Equity ETF	262,467	6,404,195
Emerging-Market 8.0%
Schwab Emerging Markets Equity ETF	491,270	10,164,376
		43,421,292

Real Assets 6.2%
Real Estate 6.2%
Schwab U.S. REIT ETF	238,752	7,816,740

Fixed Income 13.0%
Inflation-Protected Bond 1.0%
Schwab U.S. TIPS ETF	22,126	1,272,466
Intermediate-Term Bond 12.0%
Schwab U.S. Aggregate Bond ETF	279,811	15,185,343
		16,457,809

Money Market Fund 4.6%
Schwab Variable Share Price Money Fund, Ultra Shares 0.87% (a)	5,822,829	5,822,247
Total Affiliated Underlying Funds
(Cost $112,421,383)		119,373,381

Unaffiliated Underlying Funds 6.9% of net assets

U.S. Stock 1.8%
Micro-Cap 1.8%
iShares Micro-Cap ETF (b)	33,107	2,219,162

Security	Number of Shares	Value ($)
Real Assets 3.9%
Commodity 3.9%
Credit Suisse Commodity Return Strategy Fund, Class I	1,377,922	4,974,300

Securities Lending Collateral 1.2%
Wells Fargo Government Money Market Fund, Select Class 0.35% (a)	1,569,750	1,569,750
Total Unaffiliated Underlying Funds
(Cost $11,827,102)		8,763,212
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 1.3% of net assets

Time Deposits 1.3%
JPMorgan Chase Bank
0.15%, 04/01/20 (c)	445,529	445,529
Sumitomo Mitsui Trust Bank, Limited
0.15%, 04/01/20 (c)	1,280,690	1,280,690
Total Short-Term Investments
(Cost $1,726,219)		1,726,219
(a)	The rate shown is the 7-day yield.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $1,541,690.
(c)	The rate shown is the current daily overnight rate.

ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust
TIPS —	Treasury Inflation Protected Securities

Schwab VIT Growth Portfolio
Portfolio Holdings (Unaudited) continued

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended March 31, 2020:
Affiliated Underlying Funds	Market Value at 12/31/19	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Market Value at 03/31/20	Balance of Shares Held at 03/31/20	Distributions Received*
Schwab Emerging Markets Equity ETF	$13,024,151	$812,028	($452,760)	($59,969)	($3,159,074)	$10,164,376	491,270	$—
Schwab International Equity ETF	33,809,483	1,429,534	(497,477)	(46,709)	(7,842,110)	26,852,721	1,039,192	—
Schwab International Small-Cap Equity ETF	8,196,423	612,349	—	—	(2,404,577)	6,404,195	262,467	—
Schwab U.S. Aggregate Bond ETF	19,017,286	—	(4,160,055)	110,011	218,101	15,185,343	279,811	84,412
Schwab U.S. Large-Cap ETF	46,492,555	2,077,729	(2,452,871)	440,233	(9,617,219)	36,940,427	603,109	203,250
Schwab U.S. REIT ETF	9,356,721	1,148,767	—	—	(2,688,748)	7,816,740	238,752	24,738
Schwab U.S. Small-Cap ETF	11,398,721	1,202,195	—	—	(3,686,050)	8,914,866	173,037	35,424
Schwab U.S. TIPS ETF	1,514,853	—	(265,886)	6,846	16,653	1,272,466	22,126	—
Schwab Variable Share Price Money Fund, Ultra Shares	6,942,327	22,263	(1,140,000)	579	(2,922)	5,822,247	5,822,829	23,938
Total	$149,752,520	$7,304,865	($8,969,049)	$450,991	($29,165,946)	$119,373,381		$371,762
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of March 31, 2020:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$119,373,381	$—	$—	$119,373,381
Unaffiliated Underlying Funds[1]	8,763,212	—	—	8,763,212
Short-Term Investments[1]	—	1,726,219	—	1,726,219
Total	$128,136,593	$1,726,219	$—	$129,862,812
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.

Schwab VIT Growth Portfolio
Notes to Portfolio Holdings

Under procedures approved by the fund’s Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•  Underlying funds: Mutual funds are valued at their respective net asset values (NAVs). Exchange-traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
•  Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•  Cash management sweep time deposits: Balances held in cash management sweep time deposits are accounted for on a cost basis, which approximates market value.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•  Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and ETFs. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•  Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Schwab VIT Growth Portfolio
Notes to Portfolio Holdings (continued)

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